Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-65049) pertaining to the Hardinge Inc. Savings Plan of our report dated January 22, 1998, with respect to the consolidated financial statements of Hardinge Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                       /s/ Ernst & Young LLP
                                                       ----------------------


Syracuse, New York
March 9, 1998